Exhibit 10.14

EXECUTION VERSION

FIRST AMENDMENT TO THE SUPERPRIORITY SENIOR SECURED DEBTOR-IN-POSSESSION AND EXIT TERM LOAN CREDIT AGREEMENT

This FIRST AMENDMENT (“First Amendment”), dated as of June 11, 2012 is entered into by and among HMH HOLDINGS (DELAWARE), INC., a company organized under the laws of the State of Delaware (“HMH Holdings” or “Holdings”), HOUGHTON MIFFLIN HARCOURT PUBLISHERS INC., a corporation organized under the laws of the State of Delaware (“HMHP”), HMH PUBLISHERS LLC, a limited liability company organized under the laws of the State of Delaware (“Publishers”), HOUGHTON MIFFLIN HARCOURT PUBLISHING COMPANY, a corporation organized under the laws of the Commonwealth of Massachusetts (“HMCo”, and together with HMHP and Publishers, collectively, the “Borrowers” and each a “Borrower”), each of the Subsidiary Guarantors listed on Schedule 1 hereto, each of the Lenders listed on the signature pages hereto, CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and CITIBANK, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Credit Agreement (defined below).

RECITALS:

WHEREAS, each of the Borrowers, Holdings, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and the other parties listed on the signature pages thereto are parties to that certain Superpriority Senior Secured Debtor-in-Possession and Exit Term Loan Credit Agreement dated as of May 22, 2012 (the “Credit Agreement”).

WHEREAS, the Borrowing Agent has notified the Administrative Agent that it desires to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.	AMENDMENTS TO CREDIT AGREEMENT

Section 1.01 of the Credit Agreement (Defined Terms) is hereby amended as follows:

1. The definition of “Adjusted LIBO Rate” is hereby amended by deleting “1.50%” appearing in clause (b) thereof and inserting in lieu thereof “1.25%”.

2. The definition of “Applicable Percentage” is hereby amended and restated in its entirety to read as follows:

““Applicable Percentage” shall mean, (a) in the case of ABR Loans, 5.00% per annum and (b) in the case of Eurocurrency Loans, 6.00% per annum.”

SECTION 2.	CONDITIONS PRECEDENT TO EFFECTIVENESS

The provisions set forth in Section 1 hereof shall be effective as of the date first above written (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied (or waived in accordance with Section 9.08 of the Credit Agreement):

1. Consents. The Administrative Agent shall have received executed signature pages hereto from each Lender and each Loan Party.

2. Expenses. All fees and out-of-pocket costs and expenses owing to the Administrative Agent and its Affiliates (including the reasonable fees and out-of-pocket costs and expenses of legal counsel to the Administrative Agent) incurred in connection with the transactions contemplated under this First Amendment that are required to be paid pursuant to Section 9.05(a) of the Credit Agreement shall have been paid.

3. Representations and Warranties. The representations and warranties set forth in Section 3 shall be true and correct on and as of the First Amendment Effective Date.

4. No Default or Event of Default. On and as of the First Amendment Effective Date and after giving effect to the amendments contemplated herein, no Default or Event of Default shall have occurred and be continuing.

SECTION 3.	REPRESENTATIONS AND WARRANTIES

1. Corporate Power and Authority. Each of Loan Parties has all requisite corporate or limited liability company power and authority, as applicable, to enter into this First Amendment.

2. Authorization of Agreements. The execution and delivery of this First Amendment and the performance of its obligations under this First Amendment have been duly authorized by all necessary corporate or limited liability company action, as applicable, on the part of each of the Loan Parties.

3. Binding Obligation. This First Amendment has been duly executed and delivered by each of the Loan Parties and is the legally valid and binding obligation of each of the Loan Parties enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws relating to or limiting creditors’ rights generally or equitable principles relating to enforceability.

4. Credit Agreement Representations and Warranties. The representations and warranties set forth in Article III of the Credit Agreement and each of the other Loan Documents are true and correct (or true and correct in all material respects, in the case of any such representation or warranty that is not qualified as to materiality) on and as of the First Amendment Effective Date (except to the extent that such representation or warranty expressly relates to an earlier date, in which case such representations and warranties shall be true and correct (or true and correct in all material respects, in the case of any representation or warranty that is not qualified by materiality) as of such earlier date).

SECTION 4.	MISCELLANEOUS

1. Binding Effect. This First Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Administrative Agent, each of the Lenders and each of the Loan Parties. None of the Loan Parties’ rights or obligations hereunder or any interest therein may be assigned or delegated by any of the Loan Parties without the prior written consent of all Lenders.

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2. Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

3. Reference to Credit Agreement. On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this First Amendment.

4. Effect on Credit Agreement. Except as specifically amended in Section 1 of this First Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. This First Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

5. Execution. The execution, delivery and performance of this First Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

6. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

7. APPLICABLE LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8. Counterparts. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

9. Affirmation and Consent of Guarantors. Each Guarantor hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms, acknowledges and agrees that, (a) notwithstanding the effectiveness of this First Amendment, the obligations of such Guarantor contained in any of the Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this First Amendment, each reference in the Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this First Amendment, (b) the pledge and security interest in the Collateral granted by it pursuant to the Security Documents to which it is a party shall continue in full force and effect and (c) such pledge and security interest in the Collateral granted by it pursuant to such Security Documents shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

HMH HOLDINGS (DELAWARE), INC.

By:	/s/ William F. Bayers
	Name:	William F. Bayers
	Title:	Executive Vice President, Secretary and General Counsel

HOUGHTON MIFFLIN HARCOURT PUBLISHERS INC., as a Borrower

By:	/s/ William F. Bayers
	Name:	William F. Bayers
	Title:	Executive Vice President, Secretary and General Counsel

HOUGHTON MIFFLIN HARCOURT PUBLISHING COMPANY, as a Borrower

By:	/s/ William F. Bayers
	Name:	William F. Bayers
	Title:	Executive Vice President, Secretary and General Counsel

HMH PUBLISHERS LLC, as a Borrower

By:	Houghton Mifflin Harcourt Publishers Inc., its sole member

	By:	/s/ William F. Bayers
		Name:	William F. Bayers
		Title:	Executive Vice President, Secretary and General Counsel

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE 1 HERETO

By:	/s/ William F. Bayers
	Name:	William F. Bayers
	Title:	Executive Vice President Secretary and General Counsel

[Signature Page to First Amendment]

CITIBANK, N.A., as Administrative Agent, Collateral Agent and a Lender

By:	/s/ Thomas M. Halsch
	Name:	Thomas M. Halsch
	Title:	Vice President

[Signature Page to First Amendment]

SCHEDULE 1

Riverdeep Inc., A Limited Liability Company
RVDP, Inc.
Broderbund LLC
Houghton Mifflin Holding Company, Inc.
Houghton Mifflin, LLC
Houghton Mifflin Finance, Inc.
Houghton Mifflin Holdings, Inc.
HM Publishing Corp.
HRW Distributors, Inc.
Greenwood Publishing Group, Inc.
Classroom Connect, Inc.
ACHIEVE! Data Solutions, LLC
Steck-Vaughn Publishing LLC
HMH Supplemental Publishers Inc.
Sentry Realty Corporation
Houghton Mifflin Company International, Inc.
The Riverside Publishing Company
Classwell Learning Group Inc.
Cognitive Concepts, Inc.
Edusoft
Advanced Learning Centers, Inc.

[Signature Page to First Amendment]

[LENDER], as a Lender:

By:
Name:
Title:

[If a second signature is required]

By:
Name:
Title:

[Signature Page to First Amendment]